Exhibit 99

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA

In re:	CMR Mortgage Fund II, LLC		Case No.	09-30788

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

	MONTH ENDED:	Apr-09	PETITION DATE:	03/31/09

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

	Dollars reported in $1
		End of Current Month	End of Prior Month	As of Petition Filing

2.	Asset and Liability Structure
	a. Current Assets	$143,342	N/A
	b. Total Assets (see schedule J, Note 1)	$73,278,602	N/A	$70,367,249
	c. Current Liabilities	$12,467,672	N/A
	d. Total Liabilities (Note 2)	$34,383,045	N/A	$6,295,128

		Current Month	Prior Month	Cumulative (Case to Date)
3.	Statement of Cash Receipts & Disbursements for Month
	a. Total Receipts	$88,862	N/A	$88,862
	b. Total Disbursements	$81,707	N/A	$81,707
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$7,155	N/A	$7,155
	d. Cash Balance Beginning of Month	$0	N/A	$0
	e. Cash Balance End of Month (c + d)	$7,155	N/A	$7,155

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$168,951	N/A	$168,951
5.	Account Receivables (Pre and Post Petition)	$0	N/A
6.	Post-Petition Liabilities	$12,467,672	N/A
7.	Past Due Post-Petition Account Payables (over 30 days)	$0	N/A

At the end of this reporting month:		Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

		☐	☒
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	☐	☒
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	☐	N/A
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	☐	☒
12.	Is the estate insured for replacement cost of assets and for general liability?	☒	☐
13.	Are a plan and disclosure statement on file?	☐	☒
14.	Was there any post-petition borrowing during this reporting period?	☐	☒

15.	Check if paid: Post-petition taxes	☐;	U.S. Trustee Quarterly Fees ☐; Check if filing is current for: Post-petition
	tax reporting and tax returns:	☒.
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Note 1:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 2:	See Note 5 of Liabilities and Equity

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry  believe these documents are correct.

Date:	6/1/2009	/s/Graham Seel
Responsible Individual

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended     04/30/09

Current Month					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
		—	1	Gross Sales
		—	2	less: Sales Returns & Allowances
$0		—	3	Net Sales	$0
		—	4	less: Cost of Goods Sold (Schedule ‘B’)
—		—	5	Gross Profit	—
123,943		123,943	6	Interest	123,943	120,000
		—	7	Other Income: Gain on sale - REO
(18,339)		(18,339)	8	Less: Servicing Fees	(18,339)	(20,000)
		—	9
$105,604	$0	$105,604	10	Total Revenues	$105,604	$100,000

				Expenses:
		—	11	Compensation to Owner(s)/Officer(s)
		—	12	Salaries
		—	13	Commissions
		—	14	Contract Labor
				Rent/Lease:
		—	15	Personal Property
		—	16	Real Property
		—	17	Insurance
$33,335		$(33,335)	18	Management Fees	$33,335	$30,000
		—	19	Depreciation
				Taxes:
		—	20	Employer Payroll Taxes
		—	21	Real Property Taxes
		—	22	Other Taxes
		—	23	Other Selling
102,883		(102,883)	24	Other Administrative	102,883	100,000
$197,140		(197,140)	25	Interest	197,140	190,000
$(392,519)		392,519	26	Other Expenses: Provision for loan losses	$(392,519)
$(5,169)		5,169	27	Impairment for REOs	$(5,169)	—
		—	28
		—	29
		—	30
		—	31
		—	32
		—	33
		—	34

$(64,330)	$0	$64,330	35	Total Expenses	$(64,330)	$320,000

$169,934	$0	$169,934	36	Subtotal	$169,934	$(220,000)

				Reorganization Items:
		—	37	Professional Fees
		—	38	Provisions for Rejected Executory Contracts
		—	39	Interest Earned on Accumulated Cash from
				Resulting Chp 11 Case
		—	40	Gain or (Loss) from Sale of Equipment
		—	41	U.S. Trustee Quarterly Fees
		—	42
—	—	—	43	Total Reorganization Items	—	—

$169,934	$0	$169,934	44	Net Profit (Loss) Before Federal & State Taxes	$169,934	$(220,000)
983		(983)	45	Federal & State Income Taxes	983	1,000

$168,951	$0	$168,951	46	Net Profit (Loss)	$168,951	$(221,000)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended	04/30/09

Assets		From Schedules	Market Value
	Current Assets

1	Cash and cash equivalents - unrestricted		$7,155
2	Cash and cash equivalents - restricted
3	Accounts receivable (net)	A
4	Inventory	B
5	Prepaid expenses		$51,436
6	Professional retainers		84,751
7	Other:
8

9	Total Current Assets		143,342

	Property and Equipment (Market Value)

10	Real property	C
11	Machinery and equipment	D
12	Furniture and fixtures	D
13	Office equipment	D
14	Leasehold improvements	D
15	Vehicles	D
16	Other:
17
18
19
20

21	Total Property and Equipment		$0

	Other Assets

22	Loans to shareholders
23	Loans to affiliates	I	$2,910,686
24	Loans and advances, secured by DOT, net of allowances (Note 2)	J	26,445,026
25	Investment in Real Estate Owned, net of allowances (Note 3)	K	40,931,135
26	Investment in affiliate	L	—
27	Accounts Receivable	M	$2,848,413

28	Total Other Assets		$73,135,260

29	Total Assets		$73,278,602

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Note 2:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 3:

When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses.  Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses.  Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Liabilities and Equity

(General Business Case)

Liabilities From Schedules
	Post-Petition
	Current Liabilities
30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)		$11,084,077
36	Accounts payable (trade)	A	$1,383,595
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees

40	Current portion of long-term post-petition debt (due within 12 months)

41	Other:

42

43

44	Total Current Liabilities		$12,467,672
45	Long-Term Post-Petition Debt, Net of Current Portion
46	Total Post-Petition Liabilities		$12,467,672

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$20,321,658

48	Priority unsecured claims	F

49	General unsecured claims	F	$1,593,715
50	Total Pre-Petition Liabilities		21,915,373
51	Total Liabilities		$34,383,045
	Equity (Deficit)
52	Retained Earnings/(Deficit) at time of filing (Note 5)		($1,443,789)
53	Capital Stock
54	Additional paid-in capital

55	Cumulative profit/(loss) since filing of case		168,951

56	Post-petition contributions/(distributions) or (draws)
57	Members’ Capital (Note 6)		40,170,395
58	Market value adjustment (Note 6)		—
59	Total Equity (Deficit)		$38,895,557
60	Total Liabilities and Equity (Deficit)		$73,278,602

Note 5:

Canpartners Realty Holding Com,pany IV LLC (“Canyon”) filed a Proof of Claim on March 23, 2009, and filed an Amended Proof of Claim on April 21, 2009 in the amount of $3,428,526.37. The debtor disputes the debt and believes that it has affirmative claims against Canyon, which are the subject of the lawsuit against Canyon referenced in Note 2 of Schedule J.

Note 6:	Non-recorded liability

Note 7:	Members’ Capital is recorded net of market value adjustments as described in Notes 1, 2, 3, and 4 as required by GAAP. The total of fair value adjustments for loans and REO is $29,189,303.

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days		$1,383,595
31-60 Days
61-90 Days			$0
91+ Days
Total accounts receivable/payable	$0	$1,383,595
Allowance for doubtful accounts
Accounts receivable (net)	$0

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)	Inventory(ies) Balance at End of Month	Cost of Goods Sold
Inventory Beginning of Month
Add -
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system?		Indicate by a checkmark method of inventory used.
Yes ☐ No ☐
How often do you take a complete physical inventory?		Valuation methods -
		FIFO cost	☐
Weekly	☐	LIFO cost	☐
Monthly	☐	Lower of cost or market	☐
Quarterly	☐	Retail method	☐
Semi-annually	☐	Other	☐
Annually	☐	Explain	☐
Date of last physical inventory was

Date of next physical inventory is

Schedule C

Real Property

Description	Cost	Market Value

Total	$0	$0

Schedule D

Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -

Total	$0	$0

Furniture & Fixtures -

Total	$0	$0

Office Equipment -

Total	$0	$0

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income	$983				$983
Other (Attach List)					$0
Total State & Local Taxes	$983	$0	$0	$0	$983
Total Taxes	$983	$0	$0	$0	$983

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$20,321,658	$20,321,658
Priority claims other than taxes
Priority tax claims
General unsecured claims	$1,593,715	$1,593,715

(a)	List total amount of claims even it under secured.
(b)

Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and

$3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Wells Fargo
Account Type
Account No.	412-1887244
Account Purpose	DIP
Balance, End of Month	$7,155
Total Funds on Hand for all Accounts	$7,155

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Schedule I

Loans to affiliates

(As of End of the Current Reporting period)

Affiliate	Total

California Mortgage and Realty, Inc - Note	2,240,541
California Mortgage and Realty, Inc - Note	670,145

Total	2,910,686

line 23

Schedule J

Loans and Advances, excluding HDC

(As of End of the Current Reporting Period)

		Interest Income
		and fee not	Allowance
	Legal	recognized per	for
Loan Number	Balance (Note 1)	GAAP	Loan Losses	Book Balance

05-018	629	(629)		—
05-020	872	—		872
05-024	221,650	(8,900)		212,750
05-032	1,447	—		1,447
05-052A	1,047	(1,047)		—
05-052B	10,920,063	(8,157,962)	(2,301,332)	460,769
05-058	687,575	(127,403)	(237,000)	323,172
05-061A	13,078	—		13,078
05-061B	1,157,232	(199,853)		957,379
05-061C	14,413,179	(2,482,375)	(7,485,000)	4,445,804
05-062	663,837	(663,837)		—
05-068	78,978	(78,978)		—
06-013	48,791	(743)		48,048
06-023	6,201,895	(46,817)		6,155,078
06-027	864,718	(145,067)	(342,000)	377,651
06-032	3,137,561	(11,216)	(481,000)	2,645,345
06-038A	54,151,982	(54,151,982)		—
06-038B	15,825	(6,825)		9,000
06-038C (Note 2)	3,198,811	(3,033,008)	392,518	558,321
06-044	12,767	(81)	(5,000)	7,686
06-057	1,633,844	(182,058)	(337,000)	1,114,786
06-058	14,398,028	(1,644,424)	(2,734,000)	10,019,604
06-071B	814	82		896
07-004 (Note 3)	4,200,356	(943,260)	(3,257,096)	Unknown
07-017	95,709	2,291	(98,000)	—
08-012	—	476,340		476,340
Loan Loss Reserve			(1,383,000)	(1,383,000)

Total	116,120,688	(71,407,752)	(18,267,910)	26,445,026

				line 24

Note:       Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 1:    Refers to legal balance adjusted for REO principal and interest not recorded on a GAAP basis.

Note 2:    Negative allowance for loan losses reflects increase in Brisbane Quarry property value due to discovery of income potential of the operating quarry.

Note 3:    Canpartners, a joint lien holder with CMR Mortgage Fund, LLC (“Debtor”), has foreclosed on the membership interests of the borrower/landowner and has a foreclosure sale pending on the real estate that is security for the loan.  Canpartners contends that the foreclosures will result in the Debtor losing its lien on the real property.  As a result, the loan is being reported at a zero value, although a lawsuit brought by the Debtor seeks to preserve its lien rights in the property and to seek damages against Canpartners.  Pending the outcome of the lawsuit, the bankruptcy court has ordered that Canpartners cannot sell or encumber the property without further order of the court.  The Debtor’s future operating reports will re-establish a value for this note should it prevail in the litigation.

Schedule K

Investment in Real Estate Owned

(As of End of the Current Reporting Period)

	Appraisal Date	Acquisition Value	Allowance	Total

Investment in 21 Mira Mesa	6/7/2007	8,892,904	(8,800,624)	92,280
Investment in 3202 Thirty-Fifth Ave, LLC	9/17/2007	20,916	(14,340)	6,576
Investment in 2 Aster LLC	1/24/2008	3,830	(1,903)	1,927
Investment in 15 SSFDEV, LLC	4/9/2008	3,969,517	(279,759)	3,689,758
Investment in 2 UNER, LLC	4/9/2008	3,226,760	(930,000)	2,296,760
Investment in 3 CCAM, LLC	4/9/2008	44,805	—	44,805
Investment in Hamilton Creek, LLC	7/7/2008	1,113,944	(554,328)	559,616
Investment in 5 Casa Grande Land, LLC	9/16/2008	355,685	(340,439)	15,246
Investment in Wheatland Holdings, LLC	10/14/2008	34,224,167	—	34,224,167

Total		51,852,528	(10,921,393)	40,931,135

				line 25

Note:                   When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses.  Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses.  Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Schedule M

Accounts Receivable

(As of End of the Current Reporting Period)

Total

California Mortgage and Realty, Inc	36,613
CMR Fund I, LLC	1,216,197
CMR Fund III, LLC	1,415,746
First Street Commercial Mortgage Fund	139,853
721 5th Street, LLC	228
1007 University, LLC	3,144
2 Antioch, LLC	96
3202 Thirty-Fifth Ave, LLC	42
Thirty Two Ave, LLC	20
5 Casa Grande, LLC	36,474

Total	2,848,413

line 27

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended 04/30/09

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales
3	Interest Received
4	Borrowings
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions	$0	$0
7	Deficiency recovery - 2006 Trustee Sales - Ross	$0
8	Payments on Advances	$52,172	$52,172
9	Transfer from FENB Account	$36,690	$36,690
10
11

12	Total Cash Receipts	$88,862	$88,862

	Cash Disbursements
13	Payments for Inventory
14	Selling
15	Administrative		$0
16	Capital Expenditures
17	Principal Payments on Debt
18	Interest Paid	$0	$0
	Rent/Lease:
19	Personal Property
20	Real Property
	Amount Paid to Owner(s)/Officer(s)
21	Salaries
22	Draws
23	Commissions/Royalties
24	Expense Reimbursements
25	Other
26	Salaries/Commissions (less employee withholding)
27	Management Fees
	Taxes:
28	Employee Withholding
29	Employer Payroll Taxes
30	Real Property Taxes
31	Other Taxes
32	Other Cash Outflows:
33	Wells Fargo Foothill Payment	$81,707	$81,707
34
35
36
37

38	Total Cash Disbursements:	$81,707	$81,707

39	Net Increase (Decrease) in Cash	$7,155	$7,155

40	Cash Balance, Beginning of Period	$0	$0

41	Cash Balance, End of Period	$7,155	$7,155

STATEMENT OF CASH FLOWS

(Optional) Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended 11/30/08

		Actual Current Month	Cumulative (Case to Date)
Cash Flows From Operating Activities

1	Cash Received from Sales
2	Rent/Leases Collected
3	Interest Received
4	Cash Paid to Suppliers
5	Cash Paid for Selling Expenses
6	Cash Paid for Administrative Expenses
Cash Paid for Rents/Leases:
7	Personal Property
8	Real Property
9	Cash Paid for Interest
10	Cash Paid for Net Payroll and Benefits
Cash Paid to Owner(s)/Officer(s)
11	Salaries
12	Draws
13	Commissions/Royalties
14	Expense Reimbursements
15	Other
Cash Paid for Taxes Paid/Deposited to Tax Acct.
16	Employer Payroll Tax
17	Employee Withholdings
18	Real Property Taxes
19	Other Taxes
20	Cash Paid for General Expenses
21
22
23
24
25
26
27	Net Cash Provided (Used) by Operating Activities before Reorganization Items	$0	$0

Cash Flows From Reorganization Items

28	Interest Received on Cash Accumulated Due to Chp 11 Case
29	Professional Fees Paid for Services in Connection with Chp 11 Case
30	U.S. Trustee Quarterly Fees
31
32	Net Cash Provided (Used) by Reorganization Items	$0	$0

33	Net Cash Provided (Used) for Operating Activities and Reorganization Items	$0	$0

Cash Flows From Investing Activities

34	Capital Expenditures
35	Proceeds from Sales of Capital Goods due to Chp 11 Case
36

37	Net Cash Provided (Used) by Investing Activities	$0	$0

Cash Flows From Financing Activities

38	Net Borrowings (Except Insiders)
39	Net Borrowings from Shareholders, Partners, or Other Insiders
40	Capital Contributions
41	Principal Payments
42
43	Net Cash Provided (Used) by Financing Activities	$0	$0

44	Net Increase (Decrease) in Cash and Cash Equivalents	$0	$0

45	Cash and Cash Equivalents at Beginning of Month

46	Cash and Cash Equivalents at End of Month	$0	$0